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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  April 5, 2001
                                                           -------------


                            GEERLINGS & WADE, INC.
             ----------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

        MASSACHUSETTS                  000-24048                 04-2935863
        -------------                  ---------                 ----------
(State or Other Jurisdiction     (Commission File Number)      (I.R.S.Employer
     of Incorporation)                                       Identification No.)


                    960 Turnpike Street, Canton, MA       02021
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             (Address of Principal Executive Offices)   (Zip Code)



      Registrant's Telephone Number, including Area Code:  (781) 821-4152
                                                           --------------


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                          This is Page 1 of 4 Pages.
                       Exhibit Index appears on Page 4.
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ITEM 5.  OTHER EVENTS

         Geerlings & Wade, Inc. (the "Company") reported that it has been notified by The Nasdaq Stock Market, Inc. that the Nasdaq Listing Qualifications Panel has determined to transfer the listing of the Company's securities, effective April 5, 2001, from The Nasdaq National Market to The Nasdaq SmallCap Market because the Company does not meet certain listing criteria for The Nasdaq National Market. The continued listing of the Company's common stock on The Nasdaq SmallCap Market is contingent upon its successful completion of an application and review process by Nasdaq.

         A copy of the Company's press release announcing the Nasdaq determination to transfer the listing of the Company's securities to The Nasdaq SmallCap Market is attached as Exhibit 99.1 to this Report and incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits.  The following exhibit is filed as part of this Report.
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       Exhibit Number         Description
       --------------         -----------
       99.1                   Press Release of Geerlings & Wade, Inc.
                              dated April 5, 2001.
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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              GEERLINGS & WADE, INC.


                              By:  /s/ David R. Pearce
                                   ----------------------
                                   Name:  David R. Pearce
                                   Title: President


Date: April 5, 2001
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                                 EXHIBIT INDEX


Exhibit No.           Description of Exhibits
----------            -----------------------
99.1                  Press Release of Geerlings & Wade, Inc.
                      dated April 5, 2001.